Exhibit 10.18

FIRST AMENDMENT
TO
CHANGE IN CONTROL AGREEMENT
A. The Change in Control Agreement (the “Agreement”) entered into as of February 2003 by and among IONA Technologies, Inc., a Delaware corporation, IONA Technologies PLC, a public limited company organized under the laws of Ireland and                                         (the “Executive”) is hereby amended, effective as of the date hereof, as follows:
     1. Section 5 of the Agreement is hereby amended by deleting subsection (a)(v) thereof in its entirety and substituting the following in lieu thereof:
“(v) The payments set forth in subsections 5(a)(i) — (iii) above (the “Cash Severance Benefits”) shall be payable in a lump sum payment on the Termination Date; provided that the payments described in Section 5(a)(iii) hereof shall be paid on a monthly basis.”
     2. Section 5 of the Agreement is hereby further amended by adding subsection (e) immediately following subsection (d) thereof:
“e. Notwithstanding any other provision herein to the contrary, to the extent that any payment to be made pursuant to this Agreement is determined to constitute “nonqualified deferred compensation” within the meaning of and subject to Section 409A of the Internal Revenue Code of 1986, as amended (“Section 409A”) such payment shall not be made prior to the date that is the earlier of (i) six months and one day after the Executive’s separation from service with the Company and all other members of the Group, or (ii) the Executive’s death. The terms of this subsection (e) shall only apply if the Executive is a “specified employee” (within the meaning of Section 409A) on the date of such separation from service, and shall only apply to the extent the delay of such payment is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A.”
B. Except as amended herein, the Agreement is hereby confirmed in all other respects.

     IN WITNESS WHEREOF, this First Amendment is entered into this                      day of                                          ,                      by the parties hereto.

IONA TECHNOLOGIES, INC. a Delaware corporation

By:

Name:
Title:

By: IONA Technologies PLC, an Irish public limited company

By:

Name:
Title:

By:

Name:

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